EXHIBIT 32.2

Certification of Principal Financial Officer
Pursuant to U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Charles I. Leone, Acting Chief Financial Officer of U.S. Wireless Data, Inc., hereby certify, to my knowledge, that the quarterly report on Form 10-QSB for the period ending March 31, 2004 of U.S. Wireless Data, Inc. (the “Form 10-QSB”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of U.S. Wireless Data, Inc.

Dated: January 26, 2005
By: /s/ Charles I. Leone Charles I. Leone Executive Vice President and Chief Administrative Officer (Acting Chief Financial Officer and Principal Financial Officer)